UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2024

Pharma-Bio Serv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code (787) 278-2709

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company") held on May 2, 2024 (the "Annual Meeting"), stockholders of the Company approved an amendment to the Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan (the "2014 Plan") to extend the 2014 Plan for an additional ten years from March 31, 2024 to March 31, 2034 (the “Plan Amendment”). The Board of Directors of the Company adopted the Plan Amendment on March 6, 2024, subject to stockholder approval.

A description of the material terms and conditions of the Plan Amendment is set forth on page 12 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024, and is incorporated herein by reference. The description of the Plan Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting.

Kirk Michel and Dov Perlysky were elected as Class II directors to serve for a term until the 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Kirk Michel and Dov Perlysky received the following votes:

Nominee	Votes For	Votes Withheld
Kirk Michel	12,647,540	3,857,021
Dov Perlysky	7,546,374	8,958,187

There were 1,714,854 broker non-votes on this proposal.

The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2024 received the following votes:

Votes For	Votes Against	Abstain
14,364,694	1,500	3,853,221

There were no broker non-votes on this proposal.

               The approval of the Plan Amendment received the following votes:

Votes For	Votes Against	Abstain
7,523,008	5,127,032	3,854,521

There were 1,714,854 broker non-votes on this proposal.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	Amendment to Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Management Compensatory Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: May 2, 2024	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President Finance and Administration and Secretary

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